VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2011
Mid Cap Index Fund, Nasdaq 100 Index Fund, Small Cap Index Fund and the Stock Index Fund (the “Funds”)
In each Fund’s Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager James Kurtz is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title

Brendan Voege	2011	Portfolio Manager
In the Management section under Investment Sub-Advisers — SunAmerica Asset Management Corp. (“SAAMCo”), the portfolio manager information for each Fund with respect to James Kurtz is deleted in its entirety and replaced with the following:
Brendan Voege serves as the portfolio manager of the Nasdaq-100 Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Mr. Voege joined SAAMCo in November 2004. He holds the CFA designation
All changes reflected herein are effective December 23, 2011.
Date: December 22, 2011